Execution Version DMS_US.374399666.3 AMENDED AND RESTATED DELAYED DRAW TERM LOAN AGREEMENT This Amended and Restated Delayed Draw Term Loan Agreement (this Agreement __, 2025 by and among HARLEY-DAVIDSON, INC., a Lender Borrower , a Delaware corporation Guarantor WHEREAS, Lender, Borrower, and Guarantor are party to that certain Existing Agreement WHEREAS, the Existing Agreement provides that it may be amended in a writing signed by all of the parties thereto; and WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement amend and restate in its entirety the Existing Agreement and re-evidence the obligations and liabilities of Borrower and Guarantor outstanding thereunder, which shall be payable in accordance with the terms hereof. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree that the Existing Agreement is hereby amended and restated as follows: 1. CREDIT FACILITY 1(a) Advance. (i) Lender agrees to lend to Borrower hereunder, in one borrowing on December 15, 2025 or, if the conditions set forth below to fund the advance are met prior to such date, on a date agreed to by the parties hereto but no earlier than November 17, Advance Date , such sum as may be requested in writing by Borrower, in an aggregate principal amount not to exceed Seventy-Five Million Dollars ($75,000,000) Facility Limit Agreement. (ii) advance hereunder shall be subject to the satisfaction of the following conditions precedent (unless waived by Lender in writing): (1) Lender shall have received, at least two (2) Business Days in advance of the funding date of the advance, a written borrowing request in form reasonably acceptable to Lender and complying with the requirements of this Agreement requesting the advance in an amount equal to no greater than the Facility Limit;

2 DMS_US.374399666.3 (2) the representations and warranties of Borrower set forth in this Agreement and in any other Loan Document (as defined below) shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date of the advance (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date); (3) no Default or Event of Default (in each case as defined below) shall have occurred and be continuing or would result from the advance or from the application of proceeds thereof; (4) Lender shall have received financing statements sufficient to perfect (or that are in proper form for filing and that when filed will perfect) may be perfected by the filing of a financing statement under the Uniform Commercial Code; (5) Lender shall have received documentation in form and substance reasonably satisfactory to Lender that perfects (or that is in proper form for filing security interests in (x) all deposit accounts and securities accounts of Borrower and Guarantor (including, without limitation, fully-executed and delivered control agreements with the applicable depository banks and/or securities intermediaries), excluding any deposit account or securities account that Lender determines, in its sole and absolute discretion, need not be subject to a control agreement as a notice of Lender to Borrower confirming such determination (any such excluded Post-Funding Account , and (y) all patents, trademarks and copyrights of Borrower and Guarantor that are federally registered or subject to application for federal registration (including, without limitation, intellectual property security agreements with respect thereto to be recorded with the U.S. Patent and Trademark Office and/or the U.S. Copyright Office, as applicable); and (6) Lender shall have received a collateral access agreement in form and substance reasonably satisfactory to Lender with respect to any location of Borrower or Guarantor that is owned by Lender or any of its subsidiaries (other than Borrower or Guarantor). to constitute a representation and warranty by Borrower on and as of the date of the advance as to the matters specified in clause (2), (3) and (4) above. (iii) The amount borrowed under this Section 1(a) and repaid or prepaid may not be reborrowed. Lender shall maintain in its records an account or accounts evidencing the indebtedness of Borrower resulting from the advance outstanding hereunder, including the amounts of principal and interest payable and paid to Lender

3 DMS_US.374399666.3 from time to time hereunder. The entries made in such account or accounts shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of Lender to maintain such account or accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the advance hereunder in accordance with the terms of this Agreement. (iv) If requested by Lender, Borrower shall prepare, execute and deliver to Lender a promissory note in a form approved by Lender evidencing the advance hereunder (as any such promissory note may be amended, restated, supplemented and/or Note . 1(b) Interest. The outstanding principal under this Agreement shall bear interest at the Applicable Rate (as defined below), computed on the basis of a year consisting of 360 days but applied to the actual number of days elapsed (actual/360). The advance made hereunder shall bear interest from and including the date such advance is made, and such interest shall be compounded on a semi-annual basis on May 31 and November 30 of each year. Applicable Rate , as to the advance hereunder, a floating rate per annum, as calculated by Lender as of the date of such advance and as of each June 1 and December 1 thereafter, equal to the sum of (i) the forward-looking term rate based on SOFR (i.e., the secured overnight financing rate published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate)) for a six-month interest period, plus (ii) 4.00%. 1(c) Payments. (i) Scheduled Payments. Borrower agrees to duly and punctually pay all outstanding principal and accrued and unpaid interest on the advance hereunder on December 15, 2027 request Maturity Date application of any voluntary or mandatory prepayments as contemplated below, including those using Net ATM Cash Proceeds (as defined below). Any extension of the Maturity Date shall be evidenced by a written instrument signed by both Lender and Borrower. (ii) Voluntary Prepayments. Borrower may voluntarily prepay the principal outstanding under this Agreement in whole or in part at any time, without premium or penalty, together with the accrued and unpaid interest on such prepaid principal, subject to (A) prepayment and (B) each such prepayment being in the minimum amount of $5,000,000 or, if less, the entire principal balance then outstanding under this Agreement (or such lesser amount as may be mutually agreed upon in writing by Borrower and Lender). (iii) Mandatory Prepayments. No later than the fifth business day of each of January, April, July, and October of each calendar year through the Maturity Date, in which Guarantor, Borrower and/or any of their respective subsidiaries received any proceeds from at-the-market offerings of equity interests of Guarantor on or after the date

4 DMS_US.374399666.3 ATM Proceeds shall prepay the principal outstanding under this Agreement, without premium or penalty and without the payment of any accrued and unpaid interest on such prepaid principal (which accrued and unpaid interest shall remain outstanding and continue to be due and payable on the Maturity Date or, if earlier, upon acceleration under Section 5), in an amount equal to 100% of the excess of the (A) ATM Proceeds over (ii) the underwriting discounts and commissions and other reasonable fees and expenses incurred by Guarantor or its Net ATM Cash Proceeds ; provided, however, that this Section 1(c)(iii) shall in no event require the payment of more than $10,000,000 in Net ATM Cash Proceeds in the aggregate during the term of this Agreement. (iv) Application of Payments and Prepayments. Lender shall apply payments and prepayments under this Agreement first to accrued and unpaid interest on the principal repaid or prepaid (except that any mandatory prepayment based on ATM Proceeds under Section 1(c)(iii) shall not be applied to accrued and unpaid interest), then to outstanding principal and thereafter to any other amounts payable under this Agreement or any other Loan Documents (as defined below). (v) Payments Due on Non-Business Days. Any amount otherwise due and payable under this Agreement on a day that is not a business day shall instead be due and payable on the next succeeding business day. Loan Documents (as defined in Section 12 of this Agreement), each agreement, instrument or other document evidencing, guaranteeing or securing, in whole or in part, the transactions contemplated by this Agreement and each related agreement, instrument or other document, in each case as amended, restated, supplemented and/or otherwise modified from time to time. 1(d) Security. (i) Grant of Security Interest. For value received and as collateral security for the Obligations (as defined below), each of Borrower and Guarantor hereby grants to Lender a security interest and Lien (as defined below) in and on, and agrees and acknowledges that Lender has, and shall continue to have, a security interest and Lien in and on, each of right, title and interest in and to each of the following assets, wherever located, however arising or created and whether now owned or existing or hereafter arising, created or acquired: all equipment, fixtures, inventory, documents, general intangibles, accounts, deposit accounts, contract rights, chattel paper, patents, trademarks and copyrights (and the goodwill associated with and registrations and licenses of any of them), instruments, letter of credit rights and investment property, and all additions and accessions to, all replacements for, software used in, all returned or repossessed goods the sale of which gave rise to, and all proceeds, supporting obligations Collateral (ii) Indebtedness Secured. The security interest granted herein is granted to Obligations any and all

5 DMS_US.374399666.3 indebtedness, obligations and liabilities of each of Borrower and Guarantor to Lender arising in connection with, or evidenced or secured by, this Agreement and/or the other Loan Documents, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, and together with all interest thereon, including all renewals, extensions and modifications of the foregoing or any part thereof; and (ii) all costs and expenses incurred by Lender to obtain, preserve, perfect and enforce the security interest granted hereby and all other Liens and security interests securing payment of the Obligations and to maintain, preserve and collect the fees and legal expenses, and any of the foregoing incurred in a bankruptcy or other insolvency proceeding. (iii) Collateral Documentation. Each of Borrower and Guarantor agrees to promptly execute and/or deliver such agreements, instruments and other documents (including, without limitation, (x) control agreements, (y) documents to be filed, registered and/or recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office, the Office of the Secretary of State (or similar office) of any State and/or any other applicable governmental authority, filing office and/or registry in accordance with Section 1(a)(ii)(5) above, Section 3(f) below and/or Section 4(i) below and/or (z) collateral access agreements with respect to any location of Borrower or Guarantor that is not owned by Borrower or Guarantor, as applicable, and at which Collateral with a book value in excess of $100,000 is located) in form and substance reasonably satisfactory to Lender, and promptly take such actions and cause third parties to take such actions, as are necessary and/or reasonably requested by Lender to protect, perfect and Notwithstanding the foregoing or anything else in this Agreement or any other Loan Document to the contrary, in no event shall Guarantor or Borrower be required to take any of the following actions: (i) obtain mortgages in respect of owned or leased real property, (ii) except to the extent perfected through the filing of a UCC financing statement with the Secretary of State (or other applicable governmental authority) of any applicable jurisdiction, take any actions to perfect any security interest in respect of (A) any fixture filings in the real property records of any applicable jurisdiction, (B) letter of credit rights, (C) commercial tort claims or (D) any United States government receivables having an aggregate value less than $5,000,000 or (iii) grant or perfect any Lien on its assets if Lender determines in its sole discretion that the cost to Borrower and Guarantor of granting and/or perfecting any such Lien is disproportionate to the benefit to be realized by Lender. (iv) Without in any way limiting the right, power or authority of Lender under the Uniform Commercial Code or other applicable law, each of Borrower and Guarantor hereby irrevocably authorizes Lender in its sole and absolute discretion, at any time and from time to time, to file without the review or approval of Borrower or Guarantor any and all financing statements or otherwise use a generic and comprehensive description of the Collateral), modifications and continuations in respect of the Collateral, Borrower, Guarantor and/or the transactions contemplated by this Agreement and/or any other Loan Document in such jurisdictions as Lender reasonably deems necessary or desirable.

6 DMS_US.374399666.3 (v) Remedies. The rights and remedies herein specified are cumulative and not exclusive of any rights or remedies which Lender would otherwise have. In addition to the rights and remedies provided under this Agreement and/or any other Loan Document, Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and other applicable law, including, without limitation, the U.S. Bankruptcy Code, with respect to the Collateral. Without limiting the foregoing, each of Borrower and Guarantor hereby irrevocably authorizes Lender to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (A) at any sale thereof conducted under the provisions of the U.S. Bankruptcy Code or any similar laws in any other jurisdictions to which Borrower and/or Guarantor are subject, and/or (B) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by Lender (whether by judicial action or otherwise) in accordance with any applicable law. (vi) Authority to Perform for Debtor. If Borrower or Guarantor fails to act as required by this Agreement, any other Loan Document and/or the Obligations, Lender is amount so required, and the cost shall be one of the Obligations secured hereby and shall be payable by Borrower and Guarantor upon demand with interest from the date of payment by Lender at the highest rate then payable on the Obligations. (vii) . Without limiting any other provision of this Agreement or any other Loan Document, each of Borrower and Guarantor grants Lender, as security for the Obligations, a security interest in, and Lien on, any credit balance and other money now or hereafter owed Borrower or Guarantor, as applicable, by Lender, and, in addition, agrees that Lender may, without prior notice or demand, charge against any such credit balance or other money any amount owing upon the Obligations, whether due or not. (viii) Power of Attorney. Each of Borrower and Guarantor irrevocably authorizes Lender at any time and from time to time in the sole discretion of Lender, and appoints Lender as its attorney in fact, (A) to execute on its behalf as debtor and to file or record, as applicable, any agreement, instrument or other document necessary or desirable in sole discretion to perfect and/or to maintain the perfection and priority of security interest in the Collateral, (B) after the occurrence of any Event of Default, to endorse and collect any cash proceeds of any Collateral, (C) after the occurrence of any Event of Default, to apply the proceeds of any Collateral received by Lender to the Obligations, (D) to discharge past due taxes, assessments, charges, fees or Liens on any Collateral, (E) after the occurrence of any Event of Default, to demand payment or enforce payment of any Collateral in the name of Lender, Borrower and/or Guarantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to any Collateral, (F) after the occurrence of any Event of Default, to exercise all rights and remedies with respect to the collection of any Collateral, (G) after the occurrence of any Event of Default, to vote any investment

7 DMS_US.374399666.3 property included in the Collateral, with full power of substitution to do so, including the right to exercise all other rights, powers, privileges and remedies to which a holder of any such investment property would be entitled, with such proxy to be effective, automatically and without the necessity of any action (including any transfer of any such investment property on the record books of the issuer thereof) by any individual or entity, and (H) to do all other acts and things necessary or desirable, as reasonably determined by Lender, to carry out the terms and conditions of this Agreement and/or any other Loan Document; it being understood that none of the foregoing shall relieve Borrower or Guarantor of any of its obligations under this Agreement and/or any other Loan Document. All acts of said attorney are hereby ratified and approved. The powers conferred on Lender are solely to protect interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. The appointment of Lender as attorney-in-fact and proxy hereunder is coupled with an interest and shall be irrevocable until Payment in Full (as defined below). (ix) No Duties. Lender has no duty to protect, insure, collect or realize upon the Collateral or preserve rights in it against prior parties. (x) Certain Collateral Matters. (1) Repossession. Lender may enter into premises where any Collateral may be located, and may take possession of Collateral, all without notice or hearing. (2) Assembling Collateral. Lender may require Borrower and Guarantor to assemble the Collateral and to make it available to Lender at any convenient place designated by Lender. It is agreed that Lender will not have an adequate remedy at law if this obligation is breached, and accordingly that each of obligation to assemble Collateral shall be specifically enforceable. (3) Notice of Disposition. Written notice, when required by law, sent to any address or email address of Borrower or Guarantor in this Agreement at least ten (10) calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice. (4) Disposition. Lender may sell Collateral on credit (and reduce the Obligations only when payment is actually received from the buyer) at wholesale and with or without an agent or broker; and Lender may, but need not, complete, process or repair any Collateral prior to disposition. (5) Expenses and Application of Proceeds. Borrower and Guarantor shall reimburse Lender for any expense incurred by Lender in protecting or enforcing its rights under this Agreement and/or any other Loan Document before and after judgment, legal expenses and all expenses of taking possession, holding, preparing for

8 DMS_US.374399666.3 disposition and disposing of the Collateral. After deduction of such expenses, Lender may apply the proceeds of disposition to the Obligations as it elects. (6) Compliance with Other Laws. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and such compliance will not be considered adversely to affect the commercial reasonableness of any such disposition. (7) Warranties. Lender may sell or otherwise dispose of Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like, all without being deemed to have impaired the commercial reasonableness of any disposition of Collateral. (8) Marshalling. Lender shall have no obligation to marshal any assets for the benefit of Borrower, Guarantor or any third party. 2. REPRESENTATIONS AND WARRANTIES Each of Borrower and Guarantor hereby represents and warrants to Lender as follows as of the date hereof and as of the date of the advance hereunder: 2(a) Legal and Enforceable Agreements. This Agreement is, and each of the other Loan Documents when executed and delivered by Borrower and/or Guarantor (as applicable) will be, legal, valid and binding obligations of Borrower and/or Guarantor (as applicable) enforceable in accordance with their respective terms and provisions, except as such enforceability may be limited by applicable principles. 2(b) Financial Statements. Any and all balance sheets, income statements, net worth statements and all other financial data which have heretofore been given to Lender or will be given to Lender in the financial condition as of the date thereof and results of operations for the periods set forth therein. 2(c) Assets and Collateral. Lender has received legal, valid, binding, enforceable and perfected security interests in and to the Collateral pursuant to this Agreement and the other Loan Documents. No part of the Collateral is subject to any Lien (as defined below) or any adverse claim of any kind whatsoever, except for any Permitted Lien (as defined below) Lien hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or other security agreement or preferential arrangement of any kind or nature whatsoever.

9 DMS_US.374399666.3 3. AFFIRMATIVE COVENANTS Each of Borrower and Guarantor hereby covenants and agrees with Lender as follows, at all times until the indefeasible payment in full of all of the Obligations and Payment in Full 3(a) Required Notices. Borrower will give, or cause to be given, prompt written notice to Lender of: (i) any change in the name or the jurisdiction of organization of Borrower or Guarantor; and (ii) the occurrence of any act or event that (A) has resulted in any Event of Default (as defined in Section 5) or any event that, with or without the giving or receipt of notice, the acquisition of knowledge or the passage of time (or any combination thereof), would constitute an Event of Default has had or could reasonably be expected to have a material and adverse effect upon (x) ability to make payment as and when due of all or any part of its obligations hereunder or (y) the Collateral or its value or the validity, enforceability, perfection or priority of any security interest of Lender therein Material Adverse Effect . 3(b) Reports, etc. (i) Borrower shall provide to Lender, contemporaneously with each submission or filing thereof, a copy of any report, registration statement, proxy statement, financial statement, notice or other document, whether periodic or otherwise, submitted to or filed by Borrower or Guarantor with any governmental or regulatory authority which in any case would reasonably be expected to have a material effect on (A) any of reasonably be expected to have or has had a Material Adverse Effect, (C) the Obligations or (D) any of the transactions contemplated by this Agreement and/or the other Loan Documents, together with such supplements to the aforementioned documents and additional accounts, reports, certificates, statements, documents and information as Lender from time to time may reasonably request, each of which additional accounts, reports, certificates, statements, documents and information shall be in such form as may be reasonably acceptable to Lender. Any documents required to be delivered pursuant to this Section 3(b)(i) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission of the United States) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR). (ii) Each of Borrower and Guarantor will, and will cause each of its subsidiaries to, permit representatives and independent contractors of Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of Borrower and at such reasonable times during normal business hours and as often as may be reasonably requested.

10 DMS_US.374399666.3 (iii) On or prior to November 21, 2025, Guarantor shall deliver to Lender its multi- discuss such business plan, at such reasonable times during normal business hours and as often as Lender may request, but in no event more frequently than once per calendar quarter unless a Default or Event of Default has occurred and is continuing. (iv) On or prior to the Advance Date, Lender shall have received the following: (A) a true, correct and complete list of all of the deposit accounts and securities accounts of Borrower and Guarantor, (B) a true, correct and complete list of all patents, trademarks and copyrights of Borrower and Guarantor that are federally registered or subject to application for federal registration and (C) a true, correct and complete list of all of the addresses where any Collateral with a book value in excess of $100,000 (other than third-party logistics providers and certain motorcycles located at dealers for Borrower). The delivery of any such list by Borrower and/or Guarantor to Lender shall constitute a representation and warranty by each of Borrower and Guarantor that such list is true, correct and complete as of the date of delivery and as of the date of the advance hereunder. (v) On or prior to ten days after the Advance Date (which deadline is subject Borrower), each depository institution or securities intermediary with respect to any Post- Funding Account shall have entered into a control agreement with respect thereto with Borrower or Guarantor, as applicable, and Lender in form and substance reasonably satisfactory to Lender. (vi) Borrower shall use best efforts to deliver to Lender a fully-executed and delivered collateral access agreement in form and substance reasonably satisfactory to Lender with respect to any location of Borrower or Guarantor that is not owned by Borrower or Guarantor, as applicable, and at which Collateral with a book value in excess of $100,000 (other than third-party logistics providers and certain motorcycles located at dealers for Borrower) is located (it being understood, for the avoidance of doubt, that the foregoing does not limit or otherwise modify the condition precedent to the advance hereunder contemplated by Section 1(a)(ii)(6) with respect to collateral access agreements for any location of Borrower or Guarantor that is owned by Lender or any of its Subsidiaries). 3(c) Existence, Powers, etc. (i) Each of Borrower and Guarantor shall do, or cause to be done, all things that may be necessary (A) to maintain its due organization, valid existence and good standing under the laws of its jurisdiction of formation, and (B) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could reasonably be expected to have a Material Adverse Effect.

11 DMS_US.374399666.3 (ii) any of their respective subsidiaries shall take or fail to take any action, or offer, commit or enter into any agreement or arrangement, if such action, failure to take action, agreement or arrangement would, or could reasonably be expected to, in any way restrict, limit, make subject to third-party approval or otherwise impair its right, power or authority (A) to execute or deliver this Agreement or any other Loan Document or any supplement, modification or amendment thereto or restatement or replacement thereof from time to time or (B) to perform any of its obligations hereunder or thereunder. (iii) Each of Borrower and Guarantor shall promptly and fully comply with, conform to and obey any and all applicable laws, rules, regulations and similar requirements of governmental authorities now or hereafter in effect in all material respects. 3(d) Use of Proceeds. corporate purposes. 3(e) Preservation and Defense of Collateral, etc. Each of Borrower and Guarantor shall maintain, enforce, preserve and defend on a timely basis all of the right, title and interest of Borrower, Guarantor and Lender in and to each and every part of the Collateral against all manner of claims. In the event any of the Collateral is attached or levied or any Lien is imposed on any of the Collateral (other than any Permitted Lien), then (without limiting the generality of the preceding sentence) Borrower or Guarantor, as applicable, shall pay, discharge or bond the underlying obligation and cause the release of such Collateral therefrom within five (5) days of any attachment or levy or thirty (30) days of the or right, as applicable, to bond, contest or redeem. 3(f) Intellectual Property. In the event of any change to the information provided pursuant to Section 3(b)(iv)(B) above (or to the information required to be disclosed pursuant thereto, including, without limitation, as the result of Borrower or Guarantor obtaining any new registered patent, trademark or copyright after the date of this Agreement), Borrower or Guarantor, as applicable, shall provide Lender notice thereof reasonably in advance or, if advance notice is not practicable, as promptly as practicable thereafter, with any such notice to include an updated version of such information, and, contemporaneously with the provision of any such notice, Borrower or Guarantor, as applicable, shall deliver to Lender one or more intellectual property security agreements with respect thereto in form and substance reasonably satisfactory to Lender (to the extent the applicable intellectual property is not covered by any previously-delivered intellectual property security agreement) to be recorded with the U.S. Patent and Trademark Office and/or the U.S. Copyright Office, as applicable. The delivery of any such update by Borrower and/or Guarantor to Lender shall constitute a representation and

12 DMS_US.374399666.3 warranty by each of Borrower and Guarantor that the applicable information, as so updated, is true, correct and complete as of the date of delivery. 4. NEGATIVE COVENANTS Each of Borrower and Guarantor hereby covenants and agrees with Lender that, at all times until Payment in Full, each of Borrower, Guarantor and their respective subsidiaries will not, without the prior written consent of Lender, directly or indirectly: 4(a) Indebtedness. Create, incur, assume, permit to exist, increase, renew or extend any indebtedness for borrowed money, however evidenced (including commitments, lines of credit and other credit availabilities; obligations evidenced by any promissory note, bond, debenture or other written obligation to pay money; obligations for the deferred purchase price of any asset, property or service; obligations under any hedging agreement or arrangement; obligations in respecting any preferred stock bearing any mandatory dividend, interest or other return or subject to any repurchase or redemption; and obligations under any guaranty with respect to any such indebtedness of others), excluding, however: (i) indebtedness owed to Lender; (ii) purchase money indebtedness and finance lease obligations incurred in respect of the purchase or lease of assets or services in the ordinary course of business; (iii) hedging obligations incurred in the ordinary course of business to hedge against interest rate, commodity and other market risks and not for speculative purposes; (iv) obligations under letters of credit issued to support trade obligations and other commitments incurred in the ordinary course of business; and (v) deferred purchase price obligations in connection with acquisitions permitted under Sections 4(d) and acquisitions to which Lender provides its prior written consent. 4(b) Liens and Encumbrances. Make, create, incur, assume or permit to exist any Lien of any nature in, to or against any part of any asset or property; excluding, however, (i) any Lien of Lender; (ii) statutory liens incurred in the ordinary course of business, including, to the extent they are not overdue or are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves with respect thereto are maintained on the books of Borrower, Guarantor, or the applicable subsidiary in accordance with generally accepted accounting principles, for taxes and liens in the ordinary course of business in favor of landlords, warehousemen, mechanics, materialmen and repairmen; (iii) in the case of real estate, easements, rights-of-way, restrictions, covenants and other agreements of record and other similar charges or encumbrances not interfering with the ordinary conduct of business; (iv) any deposits made or other security interests incurred in the ordinary course of business to secure the performance of tenders, bids, leases (other than finance leases) and similar obligations; (v) the security interests or liens (including leases treated as security interests or liens) encumbering assets purchased or property leased with financings permitted by Section 4(a) hereof so long as they respectively secure only the corresponding purchase money indebtedness or finance lease obligations; (vi) Liens in favor of banking institutions arising by operation of law encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course

13 DMS_US.374399666.3 of business and that are within the general parameters customary in the banking industry; and (vii) licenses, operating leases or operating subleases granted to other persons in the ordinary course of business not interfering in any material respect with the business of Guarantor, Permitted Liens 4(c) Sales, Dispositions, etc. Sell, transfer, exchange, abandon or otherwise dispose of all or any portion of its assets and properties other than in the ordinary course of business and consistent with past practices. 4(d) Investments, Loans, Advances, etc. Purchase or otherwise acquire or hold any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any equity interests, bonds, notes, debentures or other securities of, or any assets constituting an ongoing business from, or Investment (i) cash, cash equivalents and government securities and other similar liquid short-term investments; (ii) any loans or advances of salary to any officer or employee of Borrower, Guarantor or any of their respective subsidiaries in the ordinary course of business; (iii) existing and future investments in subsidiaries of Borrower and/or Guarantor; (iv) acquisitions permitted under Section 4(e)(vi); (v) maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and (vi) other Investments arising in the ordinary course of business. 4(e) Certain Fundamental Changes. Effect or enter into: (i) any issuance, sale, transfer, pledge or other disposition or encumbrance of any capital stock, partnership or membership interests or other equity interests issued by Borrower or any of its subsidiaries, or the issuance of any option, warrant or other right to acquire any such securities issued by Borrower or any of its subsidiaries; (ii) any capital reorganization or reclassification of the capital stock, partnership or membership interests or other equity interests issued by Borrower or any of its subsidiaries; (iii) any transaction in which the capital stock, partnership or membership interests or other equity interests issued by Borrower or any of its subsidiaries prior to the transaction would be changed into or exchanged for different securities, whether of that or any other individual or entity, or for any other assets or properties;

14 DMS_US.374399666.3 (iv) any sale, lease, assignment, conveyance, spin-off or other transfer or disposition of all or any material part of the business or assets and properties of Borrower, Guarantor or any of their respective subsidiaries; (v) any merger, consolidation, dissolution, liquidation or winding up of Borrower, Guarantor or any of their respective subsidiaries; (vi) the acquisition or establishment of any new subsidiary or joint venture by Borrower, Guarantor or any of their respective subsidiaries, or the acquisition outside of the ordinary course of business by Borrower, Guarantor or any of their respective subsidiaries of any assets or properties of any other individual or entity; or (vii) any material change in the character of the business of Borrower, Guarantor or any of their respective subsidiaries as conducted on the date hereof. 4(f) Restricted Payments. While any amounts are outstanding under this Agreement: (i) declare or make any dividend, payment or other distribution of cash, assets or property with respect to any of its equity interests, whether now or hereafter outstanding; or (ii) redeem, purchase or otherwise acquire any securities issued by it or any option or other right to acquire any such securities other than the repurchase of common stock to satisfy employee withholding taxes in connection with the vesting of equity incentive awards; provided, however, that the foregoing does not prohibit any such dividends, payments, distributions, redemptions, purchases or acquisitions (A) by Borrower to, or entered into with, Guarantor, (B) on a ratable basis among the holders of entered into with, Lender or any wholly-owned subsidiary of Lender, or (C) made by any direct or indirect wholly-owned subsidiary of Guarantor to, or entered into with, Guarantor or any wholly-owned subsidiary of Guarantor. For the avoidance of doubt, this Agreement does not restrict the use of any cash received by Borrower or Guarantor from the settlement of its outstanding warrants or from any ATM Proceeds that are not required to repay the principal amount under this Agreement pursuant to Section 1(c)(iii) from time to time at the discretion of the management team(s) and/or board of directors of Borrower and/or Guarantor, as applicable. 4(g) Affiliate Transactions. Enter into any transaction with any of its affiliates, other than (i) any transaction in the ordinary course of business on terms and conditions not less favorable to Borrower, -length basis from unrelated third parties; (ii) Borrower, Guarantor and their respective subsidiaries); and (iii) any transaction otherwise expressly permitted by this Agreement. 4(h) Collateral Locations. Keep any Collateral with a book value in excess of $100,000 at any location other than those set forth in the information provided pursuant to Section 3(b)(iv)(C) without the prior

15 DMS_US.374399666.3 written consent of Lender (but, for the avoidance of doubt, the parties intend that the Collateral, wherever located, is covered by this Agreement). 4(i) Accounts. Open or replace any deposit account or securities account of Borrower or Guarantor, unless Borrower or Guarantor, as applicable, shall have (i) notified Lender thereof (which notice shall include an updated version of the information delivered pursuant to Section 3(b)(iv)(A)) and (ii) caused each depository institution or securities intermediary with respect thereto to have entered into a control agreement with respect thereto with Borrower or Guarantor, as applicable, and Lender in form and substance reasonably satisfactory to Lender, and, subject to Section 3(b)(v) in the case of any Post-Funding Account, at no time on or after the date of the advance hereunder may any deposit account or securities account of Borrower or Guarantor be maintained without a control agreement in effect with respect thereto in form and substance reasonably satisfactory to Lender, other than any deposit account or securities account that Lender determines, in its sole and absolute discretion, need not be subject to a control agreement, as evidenced by written notice of Lender to Borrower confirming such determination, which determination may be subject to such terms and conditions as Lender may require in its sole and absolute discretion (including any limitation that Lender may require on the amount that may be on deposit from time to time in any such accounts not subject to a control agreement). The delivery of any such update by Borrower and/or Guarantor to Lender shall constitute a representation and warranty by each of Borrower and Guarantor that the applicable information, as so updated, is true, correct and complete as of the date of delivery. 4(j) Subsidiaries. Permit any subsidiary of Guarantor (other than Borrower) to have any deposit accounts, securities accounts, intellectual property or other assets, in each case, that Lender reasonably deems to be material, unless such subsidiary shall have entered into documentation in form and substance satisfactory to Lender in its sole and absolute discretion providing for such subsidiary to become a guarantor of the Obligations and to pledge its assets as collateral therefor. 5. EVENTS OF DEFAULT Event of Default Agreement: 5(a) a default by Borrower or Guarantor in the payment of any amount due hereunder or under any other Loan Document on the due date, in each case, continuing for three (3) business days; 5(b) a default in the performance by Borrower or Guarantor of (i) Section 3(b)(iii), Section 3(b)(iv), Section 3(b)(v), Section 3(b)(vi), Section 3(f), Section 4(h), Section 4(i) or Section 4(j) or (ii) any other non-monetary obligation or other non- monetary covenant contained herein or in any other Loan Document continuing under this clause (ii) for (A) ten (10) days, in the case of any covenant contained in Section 4, and (B) thirty (30) days, in the case of any other provision;

16 DMS_US.374399666.3 5(c) any representation or warranty made in this Agreement or any other Loan Document by Borrower or Guarantor shall prove to have been false or misleading in any material respect when made; 5(d) any report, statement, certificate, schedule or other document or information furnished (whether prior to, on or after the date hereof) in connection with this Agreement or any of the other Loan Documents by or on behalf of Borrower or Guarantor shall prove to have been false or misleading in any material respect when furnished; 5(e) Borrower, Guarantor and/or any of their respective subsidiaries shall become the subject of any voluntary or involuntary proceeding seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, or shall have a receiver, trustee, custodian, conservator or similar official appointed for it or for a substantial part of its assets, or shall make a general assignment for the benefit of creditors, or shall take any corporate or other action for the purpose of effecting any of the foregoing or shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; 5(f) any default occurs under (i) any other agreement or instrument evidencing indebtedness for borrowed money payable by Borrower, Guarantor or any of their respective subsidiaries (A) to Lender or any affiliate of Lender or (B) to any individual or entity other than Lender or any affiliate of Lender and, in the case of this clause (B) only, the outstanding principal balance thereof is $5,000,000 or more and such default results in the acceleration of such indebtedness for borrowed money, (ii) any transition services or similar agreement between Borrower, Guarantor or any of their respective subsidiaries, on the one hand, and Lender or any of its subsidiaries (excluding Borrower, Guarantor and their respective subsidiaries), on the other hand, which default involves the non- payment of $1,000,000 or more and/or permits the termination of such agreement, or (iii) the exclusivity provisions of that certain Contract Manufacturing Agreement dated as of September 26, 2022 between Harley-Davidson Motor Company Group, LLC and Borrower, as such agreement may be amended, restated, supplemented, replaced and/or otherwise modified from time to time; or 5(g) this Agreement and/or any other Loan Document shall fail to create a valid and first priority perfected Lien on any Collateral purported to be covered thereby, or any such Lien shall fail to remain in full force and effect, or any action shall be taken by Borrower, Guarantor and/or any of their respective subsidiaries to assert that any such Lien shall not have been created and/or shall not remain in full force and effect; then, upon the occurrence thereof and for so long as such Event of Default is continuing, Lender shall be entitled to (i) declare all principal, interest and other amounts outstanding hereunder to be immediately due and payable and/or (ii) rights, powers, privileges, remedies and interests under this Agreement, the other Loan

17 DMS_US.374399666.3 Documents and applicable law (including, without limitation, with respect to the Collateral); provided, however, that in the event of the occurrence of any of the Events of Default set forth in Section 5(e) above, then, simultaneously with that event, and without the necessity of any notice or other action by Lender, the principal, interest and other amounts outstanding hereunder shall automatically become immediately due and payable. 6. GOVERNING LAW; SEVERABILITY Each of Borrower and Guarantor agrees that this instrument and the rights and obligations of all parties hereunder shall be governed by and construed under the internal laws of the State of Wisconsin (without giving effect to conflict of law principles that provide for the application of the laws of another jurisdiction). If any provision of this Agreement shall be illegal or unenforceable, such provision shall be deemed canceled to the same extent as though it had never appeared herein, but the remaining provisions shall not be affected thereby. 7. NOTICES All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile or e-mail), and shall be deemed to have been duly given or made when received, addressed as follows (or to such other address, facsimile number or e-mail address) as the applicable party may specify to the other in accordance with this Section from time to time): With respect to Borrower or Guarantor: LiveWire EV, LLC 3700 West Juneau Avenue Milwaukee, WI 53208 Attention: General Counsel E-mail: allen.gerrard@livewire.com

18 DMS_US.374399666.3 With respect to Lender: Harley-Davidson, Inc. 3700 West Juneau Avenue Milwaukee, WI 53208 Attention: Lynda Johnson E-mail: Lynda.Johnson@harley-davidson.com With a copy to: Harley-Davidson, Inc. 3700 West Juneau Avenue Milwaukee, WI 53208 Attention: Paul Krause E-mail: Paul.Krause@harley-davidson.com 8. SUCCESSORS AND ASSIGNS All rights, powers, privileges and immunities granted herein or in any other Loan Document to Lender shall extend to its successors and permitted assigns and any other legal holder thereof. Neither Borrower nor Guarantor shall assign or otherwise transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of Lender, which Lender may withhold or condition in its sole and absolute discretion, and Lender shall not assign or otherwise transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of Borrower, not to be unreasonably withheld, conditioned or delayed (and such Borrower consent not to be required (a) while any Default or Event of Default has occurred and is continuing or (b) for any assignment by Lender to any of its affiliates). Any such purported assignment or transfer without such consent shall be voidable at the non- relieve the other party of any of its obligations under this Agreement or any other Loan Document. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding 9. EXPENSES; INDEMNITY Borrower shall pay or reimburse Lender for (a) all reasonable costs and expenses incurred by Lender and its affiliates (provided that Borrower shall only be responsible for fifty percent (50%) of the reasonable fees, charges and disbursements of counsel for Lender) in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (b) all costs and expenses incurred by Lender (including the fees, charges and disbursements of any counsel for Lender) in connection with the enforcement, protection or preservation of its rights (i) in connection with this Agreement and the other Loan Documents, including its rights under this Section or in defending against any claim made against Lender by Borrower or Guarantor or any third party as a result of or in any way relating to any matter referred to above in this Section, and including the enforcement of rights against, or realization

19 DMS_US.374399666.3 on, any collateral or security therefor, or (ii) in connection with the advance made hereunder, including all such costs and expenses incurred during any workout, restructuring or negotiations in respect thereof. In addition, Borrower shall indemnify Lender and its affiliates (each an Indemnitee damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any individual or entity (including Borrower and Guarantor) arising out of, in connection with, or as a result of (a) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (b) the advance hereunder and/or the use or proposed use of the proceeds therefrom or (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower or Guarantor, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. The foregoing agreements and indemnities shall remain operative and in full force and effect regardless of termination of this Agreement, and each Indemnitee shall be an express third party beneficiary of the foregoing. 10. FURTHER ASSURANCES Each of Borrower and Guarantor agrees to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as Lender from time to time may reasonably request in connection with the administration, maintenance, enforcement or adjudication of this Agreement and the other Loan Documents, including, without limitation, in order to (a) rights, powers, privileges, remedies and interests under this Agreement, the other Loan Documents and applicable law, (b) better enable Lender to exercise any such right, power, privilege or remedy, (c) evidence, confirm, perfect or protect any security interest or other Lien granted or required to have been granted under this Agreement and/or the other Loan Documents or (d) otherwise effectuate the purpose and the terms and provisions of this Agreement and the other Loan Documents, each in such form and substance as may be acceptable to Lender. 11. AMENDMENT AND RESTATEMENT; ENTIRE AGREEMENT; MODIFICATIONS This Agreement is not intended to and shall not constitute a novation. All obligations and liabilities of Borrower and Guarantor incurred under the Existing Agreement which are outstanding on the date hereof shall continue as obligations and liabilities of Borrower and Guarantor under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the effectiveness hereof: (a) all obligations

20 DMS_US.374399666.3 shall continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and (b) Loan or similar contained in any This Agreement and the other documents referred to herein contain the entire agreement among Borrower, Guarantor and Lender with respect to the subject matter hereof, superseding all previous communications and negotiations, and no representation, undertaking, promise or condition concerning the subject matter hereof shall be binding upon Lender unless clearly expressed in this Agreement or in the other documents referred to herein. Each and every supplement or amendment to or modification or restatement of this Agreement or any other Loan Document shall be in writing and signed by all of the parties hereto or the respective parties thereto, as the case may be, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement or any other Loan Document shall be in writing and signed by each of the parties hereto or thereto, respectively. Each of Borrower and Guarantor agrees that time is of the essence under this Agreement. It is expressly agreed by each of Borrower and Guarantor that no extensions of time for the payment of amounts payable under this Agreement, nor the failure on the part of Lender to exercise any of its rights hereunder, shall operate to release, discharge, modify, change or affect the original liability under this Agreement, either in whole or in part. 12. LOAN GUARANTY 12(a) Guaranty. Guarantor hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to Lender, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Obligations and all costs and expenses, including, without limitation, all court costs and expenses (including the reasonable fees, charges and disbursements of counsel for Lender) paid or incurred by Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, Borrower, Guarantor or any other guarantor of all or any part of the Obligations (such costs and expenses, together with Guaranteed Obligations Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. 12(b) Guaranty of Payment. This Section 12 Guaranty Guarantor waives any right to require Lender to sue Borrower, Guarantor, any other guarantor of, or any other individual or entity obligated for, all or any part of the Guaranteed Obligations Obligated Party all or any part of the Guaranteed Obligations.

21 DMS_US.374399666.3 12(c) No Discharge or Diminishment of Guaranty. (i) Except as otherwise provided for herein, the obligations of Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than Payment in Full), including: (A) any claim of waiver, release, extension, renewal, settlement, surrender, alteration or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (B) any change in the existence, structure or ownership of Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (C) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party or its assets or any resulting release or discharge of any obligation of any Obligated Party; or (D) the existence of any claim, setoff or other rights which Guarantor may have at any time against any Obligated Party, Lender or any other individual or entity, whether in connection herewith or in any unrelated transactions. (ii) The obligations of Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party of the Guaranteed Obligations or any part thereof. (iii) The obligations of Guarantor hereunder are not discharged or impaired or otherwise affected by: (A) the failure of Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (B) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; or (C) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of Guarantor or that would otherwise operate as a discharge of Guarantor as a matter of law or equity (other than Payment in Full). 12(d) Defenses Waived. To the fullest extent permitted by applicable law, Guarantor hereby waives any defense based on or arising out of any defense of Borrower or Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of Borrower, Guarantor or any other Obligated Party, other than Payment in Full. Without limiting the generality of the foregoing, Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any individual or entity against any Obligated Party or any other individual or entity. Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. Lender may, at its election, act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of Guarantor under this Guaranty, until Payment in Full has

22 DMS_US.374399666.3 occurred. To the fullest extent permitted by applicable law, Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against any Obligated Party or any security. 12(e) Rights of Subrogation. Guarantor will not assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification, that it has against any Obligated Party or any collateral, until Payment in Full has occurred. 12(f) Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or otherwise (including pursuant to any settlement entered into by Lender in its discretion), such time as though the payment had not been made and whether or not Lender is in possession of this Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by Guarantor forthwith on demand by Lender. 12(g) Information. Guarantor (i) assumes all responsibility for being and keeping itself informed of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that Guarantor assumes and incurs under this Guaranty, and (ii) agrees that Lender shall not have any duty to advise Guarantor of information known to it regarding those circumstances or risks. 12(h) Taxes. Each payment of the Guaranteed Obligations will be made by Guarantor without withholding for any taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto. [Signature Page Follows]

Amended and Restated Delayed Draw Term Loan Agreement IN WITNESS WHEREOF, the undersigned have signed below as of the date first set forth above. By: Name: Jennifer Hoover Title: Head Accounting Officer By: Name: Jennifer Hoover Title: Head Accounting Officer HARLEY-DAVIDSON, INC. By: Name: Artie Starrs Title: President and Chief Executive Officer